UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
Form 8-K
__________________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 2, 2024

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500
____________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol            Name of each exchange on which registered:
Common Stock, No Par Value        FBNC                The Nasdaq Global Select Market

First Bancorp
INDEX

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Item 5.07 - Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 - Submission of Matters to a Vote of Security Holders

On May 2, 2024, First Bancorp (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the 15 persons listed below under Proposal 1 to serve as a director of the Company until the 2025 annual meeting; (ii) ratified the appointment of BDO USA, LLP as the independent auditors of the Company for 2024; (iii) approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on- Pay”); and (iv) adopted a new equity based incentive plan, entitled the First Bancorp 2024 Equity Plan.

The following table shows the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted "For"	Shares Voted "Against"	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: To elect 15 nominees to the Board of Directors to serve until the 2025 annual meeting of shareholders, or until their successors are elected and qualified
Mary Clara Capel	28,915,603	—	948,906	—	4,800,906
James C. Crawford, III	23,481,671	—	6,382,838	—	4,800,906
Suzanne S. DeFerie	17,338,104	—	12,526,405	—	4,800,906
Abby J. Donnelly	28,923,984	—	940,525	—	4,800,906
Mason Y. Garrett	29,305,416	—	559,093	—	4,800,906
John B. Gould	28,734,890	—	1,129,619	—	4,800,906
Michael G. Mayer	29,110,341	—	754,168	—	4,800,906
John W. McCauley	28,722,358	—	1,142,151	—	4,800,906
Carlie C. McLamb, Jr.	28,737,261	—	1,127,248	—	4,800,906
Richard H. Moore	29,093,627	—	770,882	—	4,800,906
Dexter V. Perry	28,745,552	—	1,118,957	—	4,800,906
J. Randolph Potter	28,725,253	—	1,139,256	—	4,800,906
O. Temple Sloan, III	28,669,720	—	1,194,789	—	4,800,906
Frederick L. Taylor, II	28,707,054	—	1,157,455	—	4,800,906
Dennis A. Wicker	28,650,311	—	1,214,198	—	4,800,906

Proposal 2: To ratify the appointment of BDO USA, LLP as the independent auditors of the Company for 2024.
	34,461,532	113,431	—	90,452	—

Proposal 3: To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on-Pay”).
	28,619,727	1,174,332	—	70,450	4,800,906

Proposal 4: To adopt a new equity based incentive plan, entitled the First Bancorp 2024 Equity Plan
	16,345,864	13,447,020	—	71,625	4,800,906

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

Dated: May 3, 2024	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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